Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE

BioSpecifics
TECHNOLOGIES CORP.

March 2014

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the future profitability of the Company; the market potential for the use of XIAFLEX to treat Dupuytren's contracture and Peyronie's disease and the likelihood of success of Auxilium's plans for marketing and sales for those indications; the potential approval by the FDA of the sBLA filed by Auxilium to expand the label for Dupuytren's contracture for multiple injections into the same hand; the timing for Sobi to submit to the EMA a MAA for Peyronie's disease; the timing of the release by Auxilium of top-line data from its Phase 2b study of CCH as a treatment for frozen shoulder; the timing of the release by Auxilium of top-line data from its Phase 2a study of CCH for cellulite; the timing for BioSpecifics' to submit to Auxilium the Chien-804 final study report for canine lipoma and the likelihood that Auxilium will exercise its opt in rights for such indication; the timing for BioSpecifics' to initiate and complete enrollment of a placebo-controlled trial for human lipoma; the timing of the release by BioSpecifics of top-line data from its pre-clinical study in uterine fibroids and the potential success of, and commercial market for, such indication; the potential for CCH to be the first and only FDA-approved nonsurgical therapy for cellulite and frozen shoulder; and the projected receipt of payments from Auxilium. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Auxilium and its partners to achieve their respective objectives for CCH in their applicable territories; the uncertainties inherent in the initiation of future clinical trials; Auxilium or any of its partners modifying their respective objectives and/or allocating resources other than to CCH; the potential market for CCH in a given indication being smaller than anticipated; the potential of CCH to be used in additional indications and the initiation, timing and outcome of clinical trials of CCH for additional indications; the timing of regulatory filings and action; the receipt of any payments from Auxilium; and other risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

Corporate Overview

BioSpecifics is a profitable, commercial-stage biopharma company developing injectable collagenase marketed as XIAFLEX® (collagenase clostridium histolyticum or CCH) in the U.S. and XIAPEX® in the EU

- XIAFLEX is now marketed for two indications in the U.S. by strategic partner, Auxilium Pharmaceuticals
  - Dupuytren's contracture
  - Peyronie's disease


Sterile Diluent

- XIAPEX marketed by Sobi in the EU for Dupuytren's contracture

Vast Therapeutic Potential of CCH

- CCH provides a first-in-class, minimally invasive nonsurgical treatment option for conditions and diseases caused by collagen accumulation where current treatment options are limited
- BioSpecifics has positive results in 12 indications:
  - Dupuytren's contracture†
  - Peyronie's disease †
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy
- BioSpecifics is currently supporting preclinical research in uterine fibroids and sees strong potential for this indication

†Currently marketed or being tested in the clinic

Recent Success Across All Indications

- XIAFLEX was approved to be the first and only biologic therapy for the treatment of Peyronie's disease in men with a palpable plaque and curvature of 30 degrees or greater at the start of therapy
- BioSpecifics reported data from proprietary pipeline in all three indications: human and canine lipomas as well as preclinical data from the uterine fibroid study
- Auxilium initiated a Phase 2b study in frozen shoulder syndrome and a Phase 2a study in cellulite
- XIAFLEX expanded global reach through ex-U.S. strategic partnership between Auxilium and Sobi in Eurasia and Africa
- Auxilium submitted an sBLA seeking label expansion of XIAFLEX in Dupuytren's contracture to include concurrent treatment of multiple cords; the PDUFA date is October 20, 2014

Approved Indications for XIAFLEX

	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Dupuytren's Contracture	*PDUFA date in 4Q14 for FDA to review sBLA for multi-cord label*				
Peyronie's Disease	*Sobi to file MAA for approval in EU*				

XIAFLEX for Dupuytren's Contracture

Definition and Key Complications	▪ Formation of a collagen cord in the hand that causes one or more fingers to contract toward the palm, limiting range of motion of the fingers ▪ Often results in physical disability, significantly affecting quality of life and daily activities
XIAFLEX is the First and Only Approved Nonsurgical Treatment	▪ First and only FDA- and EMA-approved nonsurgical treatment for adult patients with a palpable cord ▪ Approved in the U.S., Europe, Canada and Australia
XIAFLEX U.S. Market Opportunity	▪ 300K patients diagnosed annually ▪ XIAFLEX market share of all corrective procedures reached 27% in 2013
Focus on Sales Growth and Commercial Expansion	▪ Full-year U.S. XIAFLEX revenues for Auxilium in 2013 were $62.5M ▪ Full-year XIAFLEX international revenues increased 66% to $17.6M in 2013, over 2012

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Dupuytren's Contracture
Decision Expected in 4Q14 on Label Expansion

- PDUFA date is October 20, 2014 for FDA to decide on sBLA, submitted by Auxilium, for XIAFLEX label expansion to allow multiple concurrent injections into same hand
- sBLA based on positive top-line data reported from Phase 3b MULTICORD (Multiple Treatment Investigation of Collagenase Optimizing the Resolution of Dupuytren's) study
  - Evaluated XIAFLEX for the concurrent treatment of adult Dupuytren's contracture patients with multiple palpable cords
  - Results showed that concurrent injections of XIAFLEX reduced total fixed flexion contracture by an average of 74.4% and improved the total range of motion by an average of 66.6 degrees
  - Comparable improvement and adverse events to those seen in studies with XIAFLEX as a single injection
- SDI Health LLC estimates 35% to 40% of Dupuytren's contracture surgeries in the U.S. are performed to treat two or more cords concurrently

Pre-treatment:



Post-treatment:



Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease

Definition & Key Complications	▪ Excess of inelastic collagen causing penile curvature deformity, which can result in pain with erection, penile shortening, indentations, erectile dysfunction and/or difficulty with sexual intercourse – In severe cases, penis can bend at 90 degree angle during erection ▪ Can lead to loss of self-esteem and depression for patients and their partners
XIAFLEX is the First and Only Approved Nonsurgical Therapy	▪ First and only FDA-approved biologic therapy indicated for the treatment of Peyronie's disease in men with a palpable plaque and a curvature of 30 degrees or greater at the start of therapy
Market Opportunity	▪ 65 to 120K patients (est.) diagnosed annually in the U.S., but believed to be under-diagnosed ▪ Swedish Orphan Biovitrum plans to submit a MAA for Peyronie's disease to the EMA
Focus on Patient Access and Market Expansion	▪ Auxilium Advantage™ intended to provide a single point of contact for health care providers and patients for help accessing the product ▪ "Ask about the Curve" program launched to encourage patient awareness ▪ Auxilium sales force has solid track record in urology with existing physician relationships

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease
Label Consistent with IMPRESS Trials


NOW APPROVED
XIAFLEX is indicated for the treatment of adult men with Peyronie's disease with a palpable plaque and curvature deformity of at least 30 degrees at the start of therapy
For men with Peyronie's disease, there's good news: the only FDA-approved treatment option. XIAFLEX

- XIAFLEX is the first and only FDA-approved treatment proven effective for Peyronie's disease in men with a palpable plaque and a curvature deformity of 30 degrees or greater at the start of therapy
  - Up to eight injections (four treatment cycles of two injections) administered in-office
  - Penile modeling procedure to help further disrupt the plaque
- REMS program updated to include elements to assure safe use (ETASU)
  - Ensure appropriate physicians and practice sites are trained and aware of targeted serious adverse events

XIAFLEX for Peyronie's Disease
Initial Launch Progress

- Focused, disciplined product rollout
  - 5,000-6,500 patients receive invasive treatment for Peyronie's disease each year (surgery or verapamil injections)
  - 400 physicians performed about 90% of surgeries
  - Initial target is top ~225 of these physicians
- REMS certification of urologists
  - 81% of top target physicians are already certified
  - 452 physicians in total and 249 sites to date
- Reimbursement approval by payers (Auxilium Advantage)
  - 827 patients submitted for reimbursement approval
  - Decision has been made on 32% (84% approved)
  - Six of eight Medicare beneficiaries confirmed coverage at policy level; Nine major commercial plans have approved patients for treatment

***All numbers as of February 20, 2014*

XIAFLEX Pipeline Programs

Indications	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Frozen Shoulder	*Top-line data expected in 1Q15*				
*Canine Lipoma	*Chien-804 final study report in 1Q14*				
*Human Lipoma	*Initiate placebo-controlled trial in 2Q14*				
Cellulite	*Top-line data expected in 1Q15*				
*Uterine Fibroids	*Data expected in 2Q14*				

*BioSpecifics-managed development program

CCH for Canine and Human Lipomas
BioSpecifics-Managed Programs

Definition and Key Complications	▪ Encapsulated deposits of benign fatty tumors often detected as bulges under the skin that occur in both humans and dogs ▪ The most common benign tumors found in humans. Can be a serious health problem in dogs, often restricting motion in older dogs	
Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available for either population ▪ Most frequently elected treatment is surgery, which can be risky due to the use of general anesthesia (especially for older dogs)	
	Canine Lipoma	***Human Lipoma***
U.S. Market Opportunity	▪ 1.7M dogs affected and 25 surgeries per veterinarian performed (est.) annually ▪ Represents 1M potential treatments (est.) annually	▪ 2% of total human population (est.) ▪ 20% of patients have multiple lipomas
Top-line Data Reported from Phase 2 Trials	▪ Final study report from Chien-804 expected in 1Q14 ▪ Auxilium to have 120 day opt-in period to license rights	▪ Placebo-controlled study to initiate in 2Q14 ▪ Study enrollment to be completed in 4Q14

CCH for Canine Lipomas
Chien-804 Placebo-Controlled Phase 2 Trial

- BioSpecifics reported data from placebo-controlled, randomized Phase 2 trial for CCH in dogs with benign subcutaneous lipomas
  - 37 dogs randomized, single injection 1:1 CCH to placebo
  - Primary efficacy endpoint: Relative change in lipoma volume from baseline to 90 days, as determined by CT scan
  - Study did not meet primary endpoint
- Responder analysis showed visible surface area as measured by caliper decreased by 50% or more in 47.4% (9/19) of CCH-treated dogs versus 5.9% (1/17) of placebo-treated dogs (p=0.0084)
- Post-treatment difference showed a percent change at 90 days in mean visible surface area measured by caliper of -24.18% (p=0.09), which approached statistical significance
- Questionnaire showed 84.2% satisfaction among pet owners with the results of CCH treatment versus 33.4% satisfaction with the placebo results (p=0.005)

CCH for Human Lipomas
Dose Escalation Phase 2 Clinical Trial

- BioSpecifics reported data from open label, dose escalation Phase 2 trial for humans with benign subcutaneous lipomas
  - 14 patients received single injections of one of four ascending dosage groups ranging from 0.058 mg to 0.44 mg CCH
  - Primary efficacy endpoint: Change in visible lipoma surface area, as determined at 6 months post-injection



- Data demonstrated statistically significant ($p<0.0001$) reduction in the primary endpoint of the visible surface area of lipoma as measured by caliper, combining all patients
  - Patients in highest dose group (75% of commercial dose) achieved best efficacy results with an average of 67% reduction of lipoma visible surface area
  - 75% of patients in the highest dose group achieved reduction of 50% or more in lipoma visible surface area
  - No serious adverse events reported during trial

CCH for Uterine Fibroids
Data Expected from Preclinical Studies in 2Q14

Definition & Key Complications	Benign tumors with significant co-morbidities, which can include pain, decreased fertility, increased rate of miscarriage, heavy menstrual bleeding and frequent urination.
Potential to be Nonsurgical Therapy Option	Primary indication for hysterectomy in the U.S., accounting for anywhere from 33% to more than 40% of hysterectomies each year.
U.S. Market Opportunity	Approximately 200K hysterectomies and 30K myomectomies are performed annually to treat fibroids Estimated cost to the economy is up to $34.4 billion annually
Preclinical Studies Ongoing	BioSpecifics is supporting preclinical development in this indication and expects to report data in 2Q14 Studies at Duke Medicine indicate that highly purified collagenase can reduce the stiffness of human uterine fibroid tissue in laboratory experiments suggesting that CCH could be a potentially minimally-invasive treatment for uterine fibroids



Complex Shear Modulus G* [Pa]
8000
7000
6000
5000
4000
3000
2000
1000
0
****
0.00
0.25
0.50
1.00
2.00
Collagenase Dose [mg/ml]

Stiffness of human fibroid tissue treated with purified clostridial collagenase. Average ± SEM across all timepoints. ****p≤0.0001 vs. control

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

CCH for Frozen Shoulder Syndrome
Top-line Data from Phase 2b Study Expected in 1Q15

Definition and Key Complications	▪ Inflammation and thickening of shoulder capsule due to collagen accumulation, ▪ Condition often limits the range of motion of the shoulder
Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Common available treatment option is manipulation, which is painful and requires general anesthesia
Market Opportunity	▪ Affects 20-50M people (est.) worldwide ▪ 700K patients visit doctor for condition (est.) in the U.S. annually
Top-line Data from Phase 2b Study Expected in 1Q15	▪ Double-blind, placebo-controlled study evaluating safety and efficacy of CCH for treatment of Stage 2 (frozen stage) unilateral idiopathic frozen shoulder in ~300 patients ▪ Subjects randomized 3:1 to receive CCH or placebo in up to three ultrasound-guided injections ▪ Injections separated by minimum of 21 days ▪ All subjects will also perform home shoulder exercises after the first injection



Source: Auxilium Pharmaceuticals, Inc.

Frozen Shoulder – Statistically Significant CCH Dose Response in Phase 2a Study



Change from Baseline (Degrees)
60
50
40
30
20
10
0
P<0.05 Comparison to Exercise Cohort
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.29mg (1mL)
0.58mg(2mL)
0.58mg(1mL)
0.58mg(0.5mL)
Exercise
CCH

- Both the 0.58 mg(1mL) and 0.58 mg(2mL) cohort demonstrated statistically significant improvement over baseline scores vs. the exercise-only group ($p<0.05$) in forward flexion
- Both doses also showed statistically significant improvement in pain and function over baseline vs. the exercise-only group
- Treatment-related AEs were consistent with CCH use in other approved and potential indications and all such events resolved without intervention
- No subjects discontinued the study due to an AE and there were no drug-related serious adverse events reported

Source: Auxilium Pharmaceuticals, Inc.

CCH for Cellulite

Top-line Data from Phase 2a Study Expected in 1Q15

Definition	▪ Skin dimpling as a result of collagen fibrous septae held in an irregular pattern under the skin, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity as First Nonsurgical Therapy	▪ Affects 85-98% of women (est.) and rarely in men ▪ Potential to be first and only FDA-approved nonsurgical therapy
Top-line Data from Phase 2a Study Expected in 1Q15	▪ Randomized, double-blind multiple-dose Phase 2a study ▪ Expected to enroll approximately 144 women, age 18-45 in the U.S.; enrolling ahead of schedule ▪ Patients will receive up to three treatment sessions randomized to low-dose, mid-dose or high-dose CCH, or placebo in a 5:5:5:3 ratio ▪ Each treatment cycle will be 21 days apart
Phase 2a Study Based on Positive Data from Phase 1b Trial	▪ All doses of CCH (0.0029 to 0.116 mg) were generally well-tolerated; ▪ 63% of patients treated with CCH experienced some improvement in the volume of their target cellulite dimple at Day 30

Source of data: Auxilium Pharmaceuticals, Inc.

Auxilium Partnership

BioSpecifics is partnered with Auxilium for the development and commercialization of CCH

>$40M Received from Auxilium	▪ Over $40M total received in licensing, sublicensing, milestone, COGS, and royalty payments as of December 31, 2013
Future Payments Due to BioSpecifics from Auxilium	▪ BioSpecifics to receive: – Low double digit royalties as % of net sales by Auxilium – Additional mark-up on COGS – Modest milestones for additional indications and regulatory submissions and approval worldwide
Royalties and Milestone Payment from Second Indication	▪ Projected economic benefit from royalties as % of net sales by Auxilium with approval in Peyronie's disease – $2M milestone payment from AUXL received in 2013 for approval in Peyronie's disease ▪ Royalties for current and all future indications are the same low double digit %
Auxilium Opt-In Rights	▪ Auxilium has right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Milestone Payments from AUXL Partnerships	▪ Auxilium partnered with Sobi (Eurasia and Africa), Asahi Kasei (Japan) and Actelion (Canada, Brazil, Mexico, Australia) for Dupuytren's contracture and Peyronie's disease ▪ BioSpecifics entitled to specified % of potential milestones payments that Auxilium receives from its sublicensees

Corporate Highlights

- Strong Intellectual Property Portfolio
  - Long-term patent protection for injectable collagenase:
    - **Dupuytren's Contracture:** XIAFLEX has Orphan Drug protection in U.S. until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - **Peyronie's Disease:** Auxilium has 7 years of Orphan Drug protection in U.S. for XIAFLEX until 2020
    - **Patents and Patent Applications:** Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
      - Dupuytren's contracture
      - Peyronie's disease
      - Frozen shoulder
      - Removal of adipose tissue
      - Others
- Lean Corporate Structure with Five Full-time Employees
- Ongoing Stock Buy-Back Program

Consistently Profitable Annually
2013 Financial Highlights

	For the year ended 12/31/13 (unaudited)	For the year ended 12/31/12 (unaudited)
Cash and equivalents, short term investments	$ 12,591,825	$ 8,503,737
Income Statement		
Revenues	$ 14,467,240	$ 11,145,078
Other income	26,202	34,634
Costs and expenses	(6,522,779)	(6,024,583)
Provision for income taxes	(2,684,816)	(2,174,054)
Net income	**$ 5,285,847**	**$ 2,981,075**
Net income per basic share	$ 0.83	$ 0.47
Net income per diluted share	$ 0.76	$ 0.43
Shares used in computation of basic net income	6,345,615	6,351,245
Shares used in computation of diluted net income	6,922,274	6,981,527

Anticipated Upcoming Milestones

Steady Momentum in BioSpecifics-Managed Indications

Upcoming Milestones	
*Human Lipomas	❑ Initiate placebo-controlled trial in 1H14 ❑ Complete enrollment in placebo-controlled trial in 4Q14
*Canine Lipomas	❑ Chien-804 final study report in 1Q14 ❑ Final report triggers 120 day opt-in period for Auxilium to license rights
*Uterine Fibroids	❑ Report top-line data from pre-clinical study in 2Q14
Dupuytren's Contracture	❑ PDUFA date in 4Q14 for FDA to review sBLA filing for XIAFLEX label expansion based on multi-cord trial
Peyronie's Disease	❑ Sobi to submit MAA to EMA for marketing approval in EU
Frozen Shoulder	❑ Announce Phase 2b top-line data in 1Q15
Cellulite	❑ Announce Phase 2a top-line data in 1Q15

*BioSpecifics-managed development programs

Source: Auxilium Pharmaceuticals, Inc.

Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE


Single Use Vials
Discard Unused Portion
Sterile Diluent

BioSpecifics
TECHNOLOGIES CORP.

March 2014